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                                                                 EXHIBIT 10.139

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT


         This Third Amendment to Loan and Security Agreement (this "THIRD AMENDMENT") is entered into as of the 17th day of November, 1999, between RAMSAY YOUTH SERVICES, INC., a Delaware corporation, f/k/a RAMSAY HEALTH CARE, INC. ("HOLDINGS"), with its principal place of business at Columbus Center, One Alhambra Plaza, Suite 750, Coral Gables, Florida 33134, each of the Subsidiaries of Holdings party to this Third Amendment and listed in EXHIBIT B to the Loan Agreement referred to below (the "HOLDINGS SUBSIDIARIES"), each of which is a corporation or other legal entity as indicated in EXHIBIT B, is organized under the laws of the jurisdiction indicated in EXHIBIT B, and has its principal place of business at the location indicated in EXHIBIT B (Holdings, the Holdings Subsidiaries, and each other Subsidiary of Holdings or of any Subsidiary of Holdings from time to time party to the Loan Agreement referred to below are hereinafter collectively referred to as "BORROWERS" and each individually as a "BORROWER"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation (in its individual capacity, "FCC"), with offices at 2711 North Haskell Avenue, Suite 2100, LB 21, Dallas Texas 75204, as a Lender, and as agent for all Lenders, in such capacity, "AGENT"), and such Persons who are or hereafter become parties to the Loan Agreement as Lenders. Capitalized terms used but not defined in this Third Amendment have the meanings assigned to them in Appendix A of that certain Loan and Security Agreement dated October 30, 1998, among Borrowers, Lenders and Agent, as amended (the "LOAN AGREEMENT").

                              W I T N E S S E T H:

         WHEREAS, the Borrowers have requested certain amendments to the Loan Agreement; and

         WHEREAS, subject to the terms and conditions herein contained, Agent and Lenders have agreed to the Borrowers' requests.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrowers, Agent and Lenders hereby agree as follows:

         SECTION 1. Subject to the satisfaction of each condition precedent set forth in SECTION 2 hereof and in reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, the Loan Agreement shall be amended effective November 17, 1999 (the "THIRD AMENDMENT EFFECTIVE DATE") in the manner provided in this SECTION 1:

         1.1 AMENDED DEFINITIONS. The definitions of Acquisition Loan Commitment Termination Date and Pro Forma Quarterly Availability contained in APPENDIX A to the Loan Agreement shall be amended by deleting those definitions in their entirety and inserting in their place, respectively, the following definitions:


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         ACQUISITION LOAN COMMITMENT TERMINATION DATE - THE EARLIEST OF (I) WITH
         RESPECT TO ACQUISITION ADVANCES, NOVEMBER 30, 1999, OR WITH RESPECT TO BRIDGE LOAN ADVANCES, FEBRUARY 28, 2000, (II) THE DATE OF TERMINATION
         OF THE COMMITMENT TO MAKE FURTHER ACQUISITION LOANS PURSUANT TO SECTION 4.2, AND (III) THE DATE OF TERMINATION OF THE COMMITMENT TO MAKE
         FURTHER REVOLVING CREDIT LOANS PURSUANT TO SECTION 10.2.

         PRO FORMA QUARTERLY AVAILABILITY - FOR ANY FISCAL QUARTER OF HOLDINGS THE SUM OF (I) THE AVERAGE DAILY BALANCE OF THE AVAILABILITY, MINUS
         (II) THE AVERAGE DAILY LC AMOUNT, MINUS (III) SETTLEMENT AMOUNTS PAID IN SUCH FISCAL QUARTER OR COMMITTED TO BE PAID IN THE NEXT-FOLLOWING FISCAL QUARTER, CALCULATED ON A PRO FORMA BASIS FOR SUCH FISCAL QUARTER AS IF SUCH SETTLEMENT AMOUNTS WERE PAID IN CASH ON THE FIRST DAY OF SUCH FISCAL QUARTER, PLUS (IV) THE AMOUNT OF THE LIQUIDITY RESERVE AS CALCULATED BY AGENT PURSUANT TO SECTION 1.1.1(A)(V).

         1.2 ADDITIONAL DEFINITIONS. Appendix A to the Loan Agreement shall be amended to add the following definitions to such Appendix:

         ACQUISITION ADVANCES - AS DEFINED IN SECTION 1.2.2.

         BRIDGE LOAN ADVANCES - AS DEFINED IN SECTION 1.2.2.

         BENCHMARK YOUTH RESIDENTIAL FACILITY - THE FACILITY LOCATED AT 592 WEST 1350 SOUTH STREET, WOODS CROSS, UTAH 84087.

         CAPITAL STOCK - ANY AND ALL SHARES, INTERESTS, PARTICIPATIONS OR OTHER EQUIVALENTS (HOWEVER DESIGNATED) OF CORPORATE STOCK, INCLUDING WITHOUT LIMITATION, WITH RESPECT TO HOLDINGS, ALL COMMON STOCK.

         CHARTER SALE INDEMNIFICATION - THE INDEMNIFICATION CLAIM ASSERTED AGAINST HOLDINGS BY CHARTER BEHAVIORAL HEALTH SYSTEMS, L.L.C. REGARDING THE DIFFERENCE BETWEEN ESTIMATED AND ACTUAL WORKING CAPITAL ACQUIRED BY CHARTER IN THE CHARTER SALE.

         CONTINGENT LIABILITIES - THE CHARTER SALE INDEMNIFICATION, THE JENNINGS LAWSUIT, AND THE RHCL ASSUMED TAX LIABILITY.

         DISQUALIFIED STOCK - ANY CAPITAL STOCK WHICH, BY ITS TERMS (OR BY THE TERMS OF ANY SECURITY INTO WHICH IT IS CONVERTIBLE OR FOR WHICH IT IS EXCHANGEABLE), OR UPON THE HAPPENING OF ANY EVENT, (I) MATURES OR IS MANDATORILY REDEEMABLE, PURSUANT TO A SINKING FUND OBLIGATION OR OTHERWISE, OR IS REDEEMABLE AT THE SOLE OPTION OF THE HOLDER THEREOF, IN WHOLE OR IN PART, IN ANY CASE, ON OR PRIOR TO THE MATURITY DATE,
         (II) PERMITS OR REQUIRES THE PAYMENT OF ANY DIVIDENDS IN CASH PRIOR TO THE PAYMENT IN FULL OF ALL OF THE OBLIGATIONS AND TERMINATION OF THE AGREEMENT, OR (III) IS NOT SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF ALL OF THE OBLIGATIONS AND TERMINATION OF THE AGREEMENT ON TERMS ACCEPTABLE TO AGENT.



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         JENNINGS LAWSUIT - THE LAWSUIT FILED BY REYNOLD JENNINGS, A FORMER
         CHIEF OPERATING OFFICER OF HOLDINGS, AGAINST HOLDINGS FOR DAMAGES INCLUDING LOST WAGES, SEVERANCE PAYMENTS AND STOCK OPTIONS.

         LIQUIDITY EVENT - THE RECEIPT BY HOLDINGS, AFTER THE THIRD AMENDMENT EFFECTIVE DATE, OF AN AGGREGATE AMOUNT OF AT LEAST $7,000,000.00, PLUS THE AGGREGATE AMOUNT OF ALL RHCL PAYMENTS, IF ANY, FROM THE OCCURRENCE OF ANY ONE OR MORE OF THE FOLLOWING EVENTS: (I) THE PLACEMENT OF SUBORDINATED INDEBTEDNESS ON TERMS AND CONDITIONS SATISFACTORY TO AGENT IN ITS SOLE AND ABSOLUTE DISCRETION, (II) THE CONSUMMATION OF THAT CERTAIN SALE/LEASEBACK OF HOLDINGS' BENCHMARK YOUTH RESIDENTIAL FACILITY, (III) THE CONSUMMATION OF A SALE OF THE MISSION VISTA FACILITY ON TERMS AND CONDITIONS SATISFACTORY TO AGENT IN ITS SOLE AND ABSOLUTE DISCRETION, (IV) THE SALE AND ISSUANCE BY HOLDINGS OF ITS CAPITAL STOCK (OTHER THAN DISQUALIFIED STOCK), AND (V) RHCL RECEIPTS.

         RHCL ASSUMED TAX LIABILITY - THE $1,800,000 FEDERAL TAX LIABILITY OF RHCL ASSUMED BY HOLDINGS AS PART OF THE PURCHASE PRICE OF RHCL IN THE RHCL STOCK PURCHASE.

         RHCL PAYMENTS - ANY AND ALL PAYMENTS MADE BY HOLDINGS OR ANY OF ITS SUBSIDIARIES, AFTER THE DATE OF THE THIRD AMENDMENT, TO THE STATE OF LOUISIANA OR ANY AGENCY OR GOVERNMENTAL BODY THEREOF IN CONNECTION WITH THE LOUISIANA MEDICAID DISPROPORTIONATE SHARE PAYMENTS.

         RHCL RECEIPTS - ANY AND ALL PAYMENTS RECEIVED BY HOLDINGS OR ANY OF ITS SUBSIDIARIES, AFTER THE DATE OF THE THIRD AMENDMENT, FROM THE STATE OF LOUISIANA OR ANY AGENCY OR GOVERNMENTAL BODY THEREOF IN CONNECTION WITH THE LOUISIANA MEDICAID DISPROPORTIONATE SHARE PAYMENTS.

         RHCL STOCK PURCHASE - AS DEFINED IN THE FIRST RECITAL OF THE SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT, CONSENT AND BORROWING BASE CHANGE NOTICE, DATED AS OF JUNE 30, 1999 BETWEEN HOLDINGS, HOLDINGS SUBSIDIARIES, AGENT AND LENDER.

         SUSPENSION EVENT - THE EXISTENCE OF ANY ONE OR MORE OF THE FOLLOWING:
         (I) A DEFAULT OR EVENT OF DEFAULT, (II) AN AGREEMENT BETWEEN BORROWERS, AGENT AND LENDERS THAT AGENT AND LENDERS SHALL FORBEAR FROM EXERCISING ANY RIGHTS OR REMEDIES PURSUANT TO THE LOAN DOCUMENTS OR (III) THE ACCELERATION OF ANY AMOUNTS DUE WITH RESPECT TO THE LOAN DOCUMENTS.

         THIRD AMENDMENT - THE THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT AMONG BORROWERS, LENDERS AND AGENT DATED NOVEMBER 17, 1999.



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         THIRD AMENDMENT EFFECTIVE DATE - AS DEFINED IN THE THIRD AMENDMENT.

         1.3      AMENDMENT ACKNOWLEDGING ADDITION TO BORROWING BASE RESERVE.
SECTION 1.1.1(A)(V) of the Loan Agreement shall be amended in its entirety to read as follows:

                  (V) IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT A RESERVE EQUAL TO THE SUM OF THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) MINUS THE AGGREGATE AMOUNT OF ANY BRIDGE LOAN ADVANCES MADE FROM TIME TO TIME PURSUANT TO SECTION 1.2.2, SHALL BE ESTABLISHED AND MAINTAINED AGAINST THE AMOUNT OF REVOLVING CREDIT LOANS THAT BORROWERS MAY OTHERWISE REQUEST UNDER THIS AGREEMENT (THE "LIQUIDITY RESERVE"), WHICH LIQUIDITY RESERVE SHALL REMAIN IN PLACE UNTIL THE OCCURRENCE OF A LIQUIDITY EVENT AND THE SETTLEMENT AND SATISFACTION OF ALL CONTINGENT LIABILITIES.

         1.4 AMENDMENT TO ACQUISITION LOANS. SECTION 1.2.2 of the Loan Agreement shall be amended in its entirety to read as follows:

                  1.2.2 ACQUISITION LOANS. DURING THE PERIOD COMMENCING MARCH 1, 1999, AND ENDING ON THE DAY PRECEDING THE ACQUISITION LOAN COMMITMENT TERMINATION DATE WITH RESPECT TO ACQUISITION ADVANCES AND BRIDGE LOAN ADVANCES, AS THE CASE MAY BE, (THE "ACQUISITION LOAN PERIOD"), EACH LENDER AGREES, FOR SO LONG AS NO DEFAULT OR EVENT OF DEFAULT EXISTS, TO MAKE LOANS ("ACQUISITION LOAN(S)") TO BORROWERS (I) TO FINANCE PERMITTED ACQUISITIONS CONSUMMATED WITHIN THE ACQUISITION LOAN PERIOD (THE "ACQUISITION ADVANCES") AND (II) FOR WORKING CAPITAL AND GENERAL CORPORATE PURPOSES (THE "BRIDGE LOAN ADVANCES"); PROVIDED THAT BRIDGE LOAN ADVANCES SHALL BE MADE IN THE SOLE AND ABSOLUTE DISCRETION OF AGENT AND THE REQUIRED LENDERS AND, EXCEPT FOR THE INITIAL BRIDGE LOAN ADVANCE, SUBJECT TO THE RECEIPT BY AGENT OF EVIDENCE SATISFACTORY TO AGENT AND REQUIRED LENDERS THAT THE PROCEEDS OF ANY AND ALL PRIOR BRIDGE LOAN ADVANCES WERE USED SOLELY TO SATISFY CONTINGENT LIABILITIES OR, WITH THE PRIOR WRITTEN APPROVAL OF AGENT, WHICH SHALL NOT BE UNREASONABLY WITHHELD, THE SATISFACTION OF OTHER LIABILITIES OF BORROWERS, AS THEY BECOME DUE. THE AGGREGATE AMOUNT OF ALL BRIDGE LOAN ADVANCES SHALL NOT EXCEED $3,000,000 AND THE AGGREGATE AMOUNT OF ALL ACQUISITION ADVANCES SHALL NOT EXCEED $500,000 AFTER THE THIRD AMENDMENT CLOSING DATE. THE AGGREGATE AMOUNT OF THE ACQUISITION LOANS TO BE MADE BY EACH LENDER (SUCH LENDER'S "ACQUISITION LOAN COMMITMENT"), PURSUANT TO THE TERMS HEREOF, SHALL BE THE AMOUNT SET BELOW SUCH LENDER'S NAME ON THE SIGNATURE PAGES OF THE THIRD AMENDMENT OR IN THE MOST RECENT ASSIGNMENT AND ACCEPTANCE AGREEMENT, IF ANY, EXECUTED BY SUCH LENDER. THE AGGREGATE PRINCIPAL AMOUNT OF THE ACQUISITION LOAN COMMITMENTS IS SIX MILLION DOLLARS ($6,000,000). THE


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         ACQUISITION LOAN SHALL BE EVIDENCED BY ONE OR MORE ACQUISITION NOTES TO
         BE EXECUTED AND DELIVERED BY BORROWERS TO LENDERS ON THE THIRD
         AMENDMENT CLOSING DATE, WHICH SHALL BEAR INTEREST AS SPECIFIED IN
         SECTION 2.1 AND SHALL BE REPAYABLE IN ACCORDANCE WITH THE TERMS OF ACQUISITION NOTES. THE PERCENTAGE EQUAL TO THE QUOTIENT OF (X) EACH LENDER'S ACQUISITION LOAN COMMITMENT, DIVIDED BY (Y) THE AGGREGATE OF ALL ACQUISITION LOAN COMMITMENTS, IS THAT LENDER'S "ACQUISITION LOAN PERCENTAGE." SUBJECT TO ALL OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, EACH LENDER AGREES, FOR SO LONG AS NO DEFAULT OR EVENT OF DEFAULT EXISTS, TO MAKE ACQUISITION LOANS TO BORROWERS FROM TIME TO TIME, AS REQUESTED BY BORROWERS IN ACCORDANCE WITH THE TERMS OF SECTION 3.1, UP TO A MAXIMUM PRINCIPAL AMOUNT AT ANY TIME OUTSTANDING EQUAL TO THE PRODUCT OF (A) SIX MILLION DOLLARS ($6,000,000), MULTIPLIED BY (B) SUCH LENDER'S ACQUISITION LOAN PERCENTAGE. AMOUNTS REPAID WITH RESPECT TO THE ACQUISITION LOANS MAY NOT BE REBORROWED. IN NO EVENT SHALL ANY ONE REQUEST BY BORROWERS FOR ACQUISITION LOANS BE IN AN AGGREGATE
         AMOUNT OF LESS THAN TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000).

         1.5 AMENDMENT TO UNUSED LINE FEE. SECTION 2.4 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  2.4 UNUSED LINE FEE. BORROWERS, ON A JOINT AND SEVERAL BASIS, SHALL PAY TO AGENT FOR THE RATABLE BENEFIT OF LENDERS AN UNUSED LINE FEE EQUAL TO (A) ONE-HALF PERCENT (0.50%) PER ANNUM OF THE AMOUNT BY WHICH THE AVERAGE MONTHLY REVOLVING CREDIT LOAN BALANCE IS LESS THAN THE REVOLVING CREDIT LOAN COMMITMENT PLUS (B)(I) DURING THE PERIOD FROM MARCH 1, 1999, THROUGH OCTOBER 31, 1999, ONE-HALF PERCENT (0.50%) PER ANNUM OF THE AMOUNT BY WHICH THE AVERAGE MONTHLY ACQUISITION LOAN BALANCE IS LESS THAN THE ACQUISITION LOAN COMMITMENT, (II) DURING THE PERIOD FROM NOVEMBER 1, 1999, THROUGH FEBRUARY 28, 2000, ONE-HALF PERCENT (0.50%) PER ANNUM OF THE AMOUNT BY WHICH THE AVERAGE MONTHLY ACQUISITION LOAN BALANCE IS LESS THAN $4,240,000. THE UNUSED LINE FEE SHALL BE PAYABLE MONTHLY IN ARREARS ON THE FIRST DAY OF EACH CALENDAR MONTH AFTER THE CLOSING DATE.

         1.6 AMENDMENT OF MANDATORY PREPAYMENTS. SECTION 3.3 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  3.3      MANDATORY PREPAYMENTS.

                  3.3.1

                           (A) PROCEEDS OF SALE, LOSS, DESTRUCTION OR CONDEMNATION OF COLLATERAL. EXCEPT AS PROVIDED IN SECTION 6.4.2, IF ANY BORROWER SELLS ANY OF THE EQUIPMENT, THE MEADOWLAKE FACILITY, OR ANY OTHER REAL PROPERTY (OTHER THAN THE MISSION VISTA FACILITY OR THE PERMITTED DISPOSITION OF THE BENCHMARK YOUTH RESIDENTIAL FACILITY), OR IF A PERMITTED DISPOSITION OF THE MISSION VISTA FACILITY OR THE BENCHMARK YOUTH RESIDENTIAL FACILITY IS CONSUMMATED DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, OR IF ANY OF THE COLLATERAL IS LOST OR DESTROYED OR TAKEN BY CONDEMNATION, BORROWERS, ON A JOINT AND SEVERAL BASIS, SHALL PAY TO AGENT FOR THE RATABLE BENEFIT OF LENDERS, UNLESS OTHERWISE AGREED BY REQUIRED LENDERS, AS AND WHEN RECEIVED BY SUCH BORROWER AND AS A MANDATORY PREPAYMENT OF (X) THE ACQUISITION ADVANCES OR (Y) IF THE ACQUISITION ADVANCES ARE PAID IN FULL, THE TERM LOANS, A SUM EQUAL TO THE PROCEEDS (INCLUDING INSURANCE PAYMENTS) RECEIVED BY SUCH BORROWER FROM SUCH SALE, LOSS, DESTRUCTION OR CONDEMNATION, PROVIDED, THAT IF NO EVENT OF DEFAULT EXISTS WHEN SUCH PROCEEDS ARE RECEIVED BY SUCH BORROWER, THE AMOUNT OF SUCH PROCEEDS PAYABLE TO AGENT UNDER THIS SECTION 3.3.1 SHALL BE NET OF (A) ANY REASONABLE COSTS OF SALE OR DISPOSITION INCURRED BY BORROWERS IN CONNECTION THEREWITH, (B)




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                  PROVISIONS FOR ANY INCOME TAX EXPENSE REASONABLY EXPECTED TO
                  BE INCURRED BY BORROWERS AS A RESULT OF SUCH SALE OR DISPOSITION, AND, (C) CASH ESCROW OR SIMILAR DEPOSITS REQUIRED TO BE MADE BY SUCH BORROWER FOR THE BENEFIT OF THE PURCHASER IN SUCH SALE TRANSACTION AS SECURITY FOR POST-CLOSING CONTINGENT LIABILITIES OF SUCH BORROWER IN ORDER TO ENABLE SUCH BORROWER TO CONSUMMATE SUCH SALE TRANSACTION (BUT ANY AMOUNTS RELEASED TO SUCH BORROWER FROM ANY DEPOSIT OF THE TYPE DESCRIBED IN THE PRECEDING CLAUSE (C) MADE BY SUCH BORROWER SHALL, UPON RECEIPT BY BORROWER, BE DEEMED PROCEEDS SUBJECT TO THE PROVISIONS OF THIS SECTION 3.3.1 AND SHALL BE PROMPTLY PAID OVER TO AGENT FOR APPLICATION IN ACCORDANCE WITH THE PROVISIONS HEREOF).

                  ANY SUCH PREPAYMENTS (OTHER THAN PREPAYMENTS RELATING TO A PERMITTED DISPOSITION OF THE BENCHMARK YOUTH RESIDENTIAL FACILITY CONSUMMATED IN THE ABSENCE OF AN EVENT OF DEFAULT) SHALL BE APPLIED RATABLY AMONG LENDERS TO PRINCIPAL INSTALLMENTS DUE UNDER THE ACQUISITION NOTES OR TERM NOTES, AS APPLICABLE, IN THE INVERSE ORDER OF MATURITY. NOTWITHSTANDING THE FOREGOING, UNLESS AN EVENT OF DEFAULT EXISTS AT THE TIME SUCH PROCEEDS ARE RECEIVED BY BORROWER, UP TO $250,000 OF THE AGGREGATE AMOUNT OF SUCH NET PROCEEDS RECEIVED BY ALL BORROWERS DURING ANY PERIOD OF TWELVE CONSECUTIVE MONTHS BY REASON OF SUCH TRANSACTIONS OR OCCURRENCES, PLUS ADDITIONAL AMOUNTS SO RECEIVED AND EXPENDED PURSUANT TO AND FOR THE PURPOSES REFERENCED IN SECTION 6.4.2(II) MAY BE RETAINED BY BORROWERS AND SHALL NOT BE SUBJECT TO PREPAYMENT UNDER THIS
                  SECTION 3.3.1.

                           (B) PERMITTED DISPOSITION OF BENCHMARK YOUTH RESIDENTIAL FACILITY. IF ANY BORROWER CONSUMMATES A PERMITTED DISPOSITION OF THE BENCHMARK YOUTH RESIDENTIAL FACILITY IN THE ABSENCE OF AN EVENT OF DEFAULT, BORROWERS, ON A JOINT AND SEVERAL BASIS, SHALL PAY TO AGENT FOR THE RATABLE BENEFIT OF LENDERS, UNLESS OTHERWISE AGREED BY REQUIRED LENDERS, AS AND WHEN RECEIVED BY SUCH BORROWER, AND AS A MANDATORY PREPAYMENT OF THE TERM LOANS AND THE REVOLVING CREDIT LOAN, AS APPLICABLE, A SUM EQUAL TO THE PROCEEDS RECEIVED BY SUCH BORROWER FROM SUCH PERMITTED DISPOSITION. ANY SUCH PREPAYMENTS RELATING TO A PERMITTED DISPOSITION OF THE BENCHMARK YOUTH




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                  RESIDENTIAL FACILITY CONSUMMATED IN THE ABSENCE OF AN EVENT OF
                  DEFAULT SHALL (I) BE FIRST APPLIED TO REDUCE THE OUTSTANDING PRINCIPAL BALANCE OF THE TERM NOTES BY AN AMOUNT EQUAL TO THE LESSER OF (A) THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF THE TERM NOTES AND (B) $1,900,000, (II) THEREAFTER, BE APPLIED TO THE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING CREDIT LOANS AND (III) NOT BE SUBJECT TO RETENTION BY BORROWERS OR
                  ANY OF THEM NOTWITHSTANDING ANY PROVISIONS TO THE CONTRARY SET FORTH IN THIS SECTION 3.3.1.

                           (C)     PREPAYMENTS RELATING TO THE LIQUIDITY
                  EVENT. UNTIL SUCH TIME AS ANY OF THE EVENTS DESCRIBED IN CLAUSES (I) THROUGH (V) OF THE DEFINITION OF LIQUIDITY EVENT RESULTS IN THE RECEIPT BY BORROWERS OF AT LEAST THE AGGREGATE NET PROCEEDS REQUIRED FOR A LIQUIDITY EVENT, SO LONG AS NO SUSPENSION EVENT HAS OCCURRED AND IS CONTINUING AT THE TIME SUCH EVENT OCCURS, ALL PROCEEDS FROM THE OCCURRENCE OF ANY SUCH EVENTS SHALL BE APPLIED TO THE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING CREDIT LOANS UNLESS THE APPLICATION OF SUCH PROCEEDS IS OTHERWISE EXPRESSLY SET FORTH IN THIS
                  SECTION 3.3.1. UPON THE RECEIPT BY BORROWERS OF THE AGGREGATE NET PROCEEDS REQUIRED FOR A LIQUIDITY EVENT, BORROWERS MAY, SUBJECT TO SECTION 3.1 AND PROVIDED THAT NO SUSPENSION EVENT HAS OCCURRED AND IS CONTINUING AND ALL CONTINGENT LIABILITIES HAVE BEEN SETTLED AND SATISFIED, REQUEST A REVOLVING CREDIT LOAN TO MAKE THE PREPAYMENT OF THE BRIDGE LOAN ADVANCES REQUIRED BY THE ACQUISITION NOTES, AND LENDERS AGREE TO MAKE SUCH REVOLVING CREDIT LOANS IN ACCORDANCE WITH AND SUBJECT TO THE TERMS OF THIS AGREEMENT.

                  IN ADDITION, UNLESS AN EVENT OF DEFAULT EXISTS AT THE TIME OF SUCH DISPOSITION, THE PROVISIONS OF THIS SECTION 3.3.1 SHALL NOT BE APPLICABLE TO A DISPOSITION OF THE MISSION VISTA FACILITY MADE IN ACCORDANCE WITH SECTION 6.3.2. THE PROVISIONS OF THIS SECTION 3.3.1 SHALL NOT BE APPLICABLE TO A DISPOSITION OF THE MIDVALE FACILITY MADE IN ACCORDANCE WITH SECTION 6.3.3 OR TO A DISPOSITION OF THE OKLAHOMA LLC INTERESTS MADE IN ACCORDANCE WITH SECTION 6.3.4.

                  3.3.2    EXCESS CASH FLOW RECAPTURE. BORROWERS, ON A
         JOINT AND SEVERAL BASIS, SHALL PREPAY THE TERM LOAN IN AMOUNTS EQUAL TO HOLDINGS' EXCESS CASH FLOW WITH RESPECT TO EACH FISCAL YEAR OF HOLDINGS ENDING ON OR AFTER JUNE 30, 1999, SUCH PREPAYMENTS TO BE MADE WITHIN 2 BUSINESS DAYS FOLLOWING THE DUE DATE FOR DELIVERY BY BORROWERS TO AGENT AND LENDERS OF THE ANNUAL FINANCIAL STATEMENTS REQUIRED BY SECTION 8.1.3(I) AND EACH SUCH PREPAYMENT SHALL BE APPLIED TO THE INSTALLMENTS OF PRINCIPAL DUE UNDER THE TERM LOAN IN THE INVERSE ORDER OF THEIR MATURITIES UNTIL PAYMENT THEREOF IN FULL.

         1.7 AMENDMENT TO NEGATIVE COVENANT REGARDING PAYMENT WITH RESPECT TO RHCL STOCK PURCHASE. SUBSECTION 8.2.19 of the Loan Agreement shall be amended in its entirety to read as follows:




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                  8.2.19   LIMITS ON PAYMENT WITH RESPECT TO RHCL STOCK
         PURCHASE. HOLDINGS SHALL NOT PAY THE REMAINING BALANCE OF THE $700,000 CASH PURCHASE PRICE, WHICH AMOUNT DOES NOT EXCEED $600,000, WITH RESPECT TO ITS PURCHASE OF ALL OF THE CAPITAL STOCK OF RAMSAY HOSPITAL CORPORATION OF LOUISIANA, INC. UNTIL A LIQUIDITY EVENT HAS OCCURRED AND ALL CONTINGENT LIABILITIES HAVE BEEN SETTLED AND SATISFIED.

         1.8 ADDITION OF NEGATIVE COVENANT REGARDING USE OF PROCEEDS OF BRIDGE LOAN ADVANCES. SECTION 8.2 of the Loan Agreement shall be amended by inserting a new SUBSECTION 8.2.20 as follows:

                  8.2.20 LIMIT ON USE OF PROCEEDS OF BRIDGE LOAN ADVANCES. USE THE PROCEEDS OF ANY BRIDGE LOAN ADVANCE FOR ANY PURPOSE OTHER THAN TO SATISFY CONTINGENT LIABILITIES OR, WITH THE PRIOR WRITTEN APPROVAL OF AGENT, WHICH SHALL NOT BE UNREASONABLY WITHHELD, THE SATISFACTION OF OTHER LIABILITIES OF BORROWERS, AS THEY BECOME DUE.

         1.9 ADDITION OF NEGATIVE COVENANT REGARDING SETTLEMENT OF CONTINGENT LIABILITIES. SECTION 8.2 of the Loan Agreement shall be amended by inserting a new SUBSECTION 8.2.21 as follows:

                  8.2.21 LIMIT ON SETTLEMENT OF CONTINGENT LIABILITIES. OBLIGATE BORROWERS OR ANY ONE OF THEM TO MAKE PAYMENTS WITH RESPECT TO THE SETTLEMENT OF ANY OF THE CONTINGENT LIABILITIES IN AN AMOUNT OR AMOUNTS THE PAYMENT OF WHICH WOULD CAUSE EITHER (I) THE AGGREGATE OF PAYMENTS IN SETTLEMENT OF THE CONTINGENT LIABILITIES MADE ON OR AFTER THE THIRD AMENDMENT EFFECTIVE DATE TO EXCEED $3,100,000 (TOGETHER WITH ANY STATUTORY INTEREST OR PENALTIES, IF ANY, IN RESPECT OF THE RHCL ASSUMED TAX LIABILITY, WHICH ARE DEEMED BY AGENT, PRIOR TO THE PAYMENT THEREOF, NOT TO BE MATERIAL IN AGENT'S REASONABLE CREDIT JUDGMENT) OR
         (II) A MATERIAL ADVERSE EFFECT UPON ANY BORROWER.

         1.10 AMENDMENT TO SPECIFIC FINANCIAL COVENANT REGARDING PRO FORMA QUARTERLY AVAILABILITY. SUBSECTION 8.3.4 of the Loan Agreement shall be amended in its entirety to read as follows:

                  8.3.4 PRO FORMA AVAILABILITY COVENANT. PERMIT, AT ANY TIME, PRO FORMA QUARTERLY AVAILABILITY TO BE LESS THAN THE LIQUIDITY RESERVE.

         1.11 NOTICES. Subsections (A) and (B) of SECTION 12.8 of the Loan Agreement shall be amended in its entirety to read as follows:

         (A)      IF TO AGENT PRIOR TO
                  NOVEMBER 19, 1999:        FLEET CAPITAL CORPORATION
                                            2711 N. HASKELL AVENUE, SUITE 2100
                                            DALLAS, TEXAS  75204


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                                     ATTENTION:  LOAN ADMINISTRATION MANAGER
                                     FACSIMILE NO.: (214) 828-6530

                  IF TO AGENT AFTER
                  NOVEMBER 19, 1999:        FLEET CAPITAL CORPORATION
                                            5950 SHERRY LANE, SUITE 300
                                            DALLAS, TEXAS  75225
                                            FACSIMILE NO.: (214) 706-7066

         (B)      IF TO ANY BORROWER:       RAMSAY YOUTH SERVICES, INC.
                                            ONE ALHAMBRA PLAZA, SUITE 750
                                            CORAL GABLES, FLORIDA 33134
                                            ATTENTION:  CHIEF FINANCIAL OFFICER
                                            FACSIMILE NO.: (305) 569-4647

                  WITH A COPY TO:           TORY HAYTHE
                                            237 PARK AVENUE
                                            NEW YORK, NEW YORK 10017
                                            ATTENTION: BRADLEY P. COST
                                            FACSIMILE NO.: (212) 682-0200

                  AND A COPY TO:            PAUL RAMSAY HOLDINGS PTY. LIMITED
                                            154 PACIFIC HIGHWAY, 9TH FLOOR
                                            ST. LEONARDS, NSW  2065
                                            AUSTRALIA
                                            ATTENTION:  PETER J. EVANS
                                            FACSIMILE NO.:  011-612-94-333-460

         1.12 AMENDMENT OF ACQUISITION NOTE FORM. EXHIBIT A-2 attached hereto as Annex I to this Third Amendment hereby replaces in its entirety EXHIBIT A-2 attached to the Loan Agreement.

         SECTION 2. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENTS. The amendments to the Loan Agreement contained in SECTION 1 of this Third Amendment shall be effective only upon the satisfaction of each of the conditions set forth in this SECTION 2. If each condition set forth in this SECTION 2 has not been satisfied by November 30, 1999, this Third Amendment and all obligations of Lenders contained herein shall, at the option of Lenders, terminate.

         2.1 DOCUMENTATION. Agent and Lenders shall have received, in form and substance acceptable to Agent and Lenders and their counsel a duly executed copy of this Third Amendment, and any other documents, instruments and certificates as Agent and Lenders and their counsel shall require in connection therewith prior to the date hereof, all in form and substance satisfactory to Agent and Lenders and their counsel.

         2.2 ACQUISITION NOTES. Borrowers shall have executed and delivered an amended and restated Acquisition Note in the stated principal amount of $6,000,000 to restate in its entirety the outstanding Acquisition Note executed on the Closing Date.

         2.3 CORPORATE EXISTENCE AND AUTHORITY. Agent and Lenders shall have received such resolutions, certificates and other documents as Agent and Lenders shall request relative to the authorization, execution and delivery by each Borrower of this Third Amendment.

         2.4      NO DEFAULT. No Default or Event of Default shall exist.

         2.5 NO LITIGATION. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Third Amendment, the Agreement or the consummation of the transactions contemplated hereby.

         2.6 PERFECTION OF LIENS IN COLLATERAL. Agent and Lenders shall have received such financing statements on Form UCC-1 or Form UCC-3 (or any other form required by Agent and Lenders) as Agent and Lenders shall require which shall be duly executed and delivered by the appropriate Loan Party.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF BORROWERS. To induce Agent and Lenders to enter into this Third Amendment, each Borrower hereby represents and warrants to Agent and Lenders as follows:

         3.1 AMOUNT REQUIRED TO SETTLE CONTINGENT LIABILITIES. The aggregate amount of remaining payments required to fully and finally settle all Contingent Liabilities is not expected to exceed $3,100,000.

         3.2 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of any Loan Party contained in the Loan Agreement and the other Loan Documents, as amended hereby, is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in SECTION 1 hereof.

         3.3 CORPORATE AUTHORITY; NO CONFLICTS. The execution, delivery and performance by each Borrower of this Third Amendment and all documents, instruments and agreements contemplated herein are within each Borrower's respective corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of applicable Law or any material agreement binding upon any Loan Party or result in the creation or imposition of any Lien upon any of the assets of any Loan Party except as permitted in the Loan Agreement, as amended hereby.

         3.4 ENFORCEABILITY. This Third Amendment constitutes the valid and binding obligation of each of the Borrowers enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

         3.5 NO DEFENSES. No Loan Party has any defenses to payment, counterclaims or rights of set off with respect to the Obligations.

         SECTION 4. MISCELLANEOUS.

         4.1 REAFFIRMATION OF LOAN DOCUMENTS; EXTENSION OF LIENS. Any and all of the terms and provisions of the Loan Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Borrowers hereby extend the Liens securing the Obligations until the Obligations have been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing the payment and performance thereof.

         4.2 PARTIES IN INTEREST. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         4.3 LEGAL EXPENSES. The Borrowers hereby agree to pay promptly following receipt of an invoice detailing all reasonable fees and expenses of counsel to Agent and Lenders incurred by Agent or any Lender, in connection with the preparation, negotiation and execution of this Third Amendment and all related documents.

         4.4 COUNTERPARTS. This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart. However, no party shall be bound by this Third Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

         4.5 COMPLETE AGREEMENT. THIS THIRD AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         4.6 HEADINGS. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.

                           ( Signature Pages Follow )

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWERS:

RAMSAY YOUTH SERVICES, INC.
BETHANY PSYCHIATRIC HOSPITAL, INC.
BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
HAVENWYCK HOSPITAL, INC.
H. C. CORPORATION
HSA HILL CREST CORPORATION
HSA OF OKLAHOMA, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
RAMSAY EDUCATIONAL SERVICES, INC.
RAMSAY LOUISIANA, INC.
RAMSAY MANAGED CARE, INC.
RAMSAY YOUTH SERVICES OF ALABAMA, INC.
RAMSAY YOUTH SERVICES OF FLORIDA, INC.
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC.
RHCI SAN ANTONIO, INC.
TRANSITIONAL CARE VENTURES, INC.
TRANSITIONAL CARE VENTURES (TEXAS), INC.

By:/s/ Marcio Cabrera
   ------------------------------
       Marcio Cabrera
       Executive Vice President

H. C. PARTNERSHIP
By:  H.C. CORPORATION, General Partner
By:  HSA HILL CREST CORPORATION, General Partner


By:/s/ Marcio Cabrera
   ------------------------------
       Marcio Cabrera
       Executive Vice President

                            CONSENT AND REAFFIRMATION

         Each of the undersigned (each a "GUARANTOR") hereby (i) acknowledges receipt of a copy of the foregoing Third Amendment to Loan and Security Agreement (the "THIRD AMENDMENT"); (ii) consents to Borrowers' execution and delivery thereof; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrowers to Lenders pursuant to the terms of those certain Guaranties dated March 19, 1999 (collectively, the "GUARANTY") and reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that the Lenders have no obligation to inform Guarantors of such matters in the future or to seek any Guarantor's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.

         IN WITNESS WHEREOF, the each of the undersigned has executed this Consent and Reaffirmation on and as of the date of the Third Amendment.

GUARANTORS:

THE RADER GROUP, INCORPORATED,
a Florida corporation


By:/s/ Marcio Cabrera
   ------------------------------
       Marcio Cabrera
       Executive Vice President

RAMSAY YOUTH SERVICES PUERTO RICO, INC., a Puerto Rico corporation


By:/s/ Marcio Cabrera
   ------------------------------
       Marcio Cabrera
       Executive Vice President

                                            Accepted in Dallas, Texas:

Acquisition Loan Commitment:                FLEET CAPITAL CORPORATION
$6,000,000                                  ("Agent" and "Lender")

                                            By: /s/ Dennis M. Hansen
                                               --------------------------------
                                                Name:    Dennis M. Hansen
                                                Title:   Senior Vice President

                           ANNEX I TO THIRD AMENDMENT

                                   EXHIBIT A-2

                             SECURED PROMISSORY NOTE

                               (Acquisition Note)

$-------------    --------------, ----
                                                           -----------, -------


         FOR VALUE RECEIVED, each of the undersigned, jointly and severally, (hereinafter collectively referred to as "BORROWERS", and each individually, a "BORROWER"), hereby promise (as hereinafter defined) with respect to the
Acquisition Loan to pay to the order of            , a         corporation
(hereinafter "Lender"), or its registered assigns at the office of Fleet Capital Corporation, as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States, in immediately available funds,
at the time of payment, the principal sum of        Dollars ($         ), or
such lesser principal amount as may be outstanding pursuant to the Loan Agreement together with interest from and after the date hereof on the unpaid principal balance outstanding from time to time.

         This Secured Promissory Note (the "Note") is one of the Acquisition Notes referred to in, and is issued pursuant to, that certain Loan and Security Agreement dated as of October 30, 1998 by and among Borrowers, the lenders signatories thereto (including Lender) and Fleet Capital Corporation ("FCC") as Agent for said lenders (FCC in such capacity "Agent") (as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         For so long as no Event of Default shall have occurred and be continuing the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

         (a) Interest on the unpaid principal balance outstanding from time to time shall be paid at such interest rates and at such times as are specified in the Loan Agreement;

         (b) Principal shall be due and payable monthly commencing on December 1, 1999, and continuing on the first day of each month thereafter to and including the first day of the month in which the Commitment Termination

      Date occurs, in installments equal to the aggregate outstanding principal balance of all Acquisition Advances made by Lender prior to December 1, 1999 DIVIDED BY 48; and

         (c) The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on the Commitment Termination Date.

         In addition to the foregoing, immediately upon the receipt by any Borrower or any of their Subsidiaries of the amount necessary to constitute the Liquidity Event and provided that no Suspension Event shall have occurred and be continuing and all Contingent Liabilities have been settled and satisfied, Borrower shall prepay this Acquisition Note in an amount equal to the aggregate amount of all Bridge Loan Advances made to Borrowers plus all accrued but unpaid interest on the Bridge Loan Advances as of the date of such prepayment. All such prepayments shall first be applied to the accrued but unpaid interest on the Bridge Loan Advances and then in payment of the outstanding principal balance of the Bridge Loan Advances in the inverse order of maturity.

         Notwithstanding the foregoing, the entire unpaid principal balance of and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

         This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrowers may also prepay this Note in the manner provided in Section 4 of the Loan Agreement.

         Upon the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, and become or be declared immediately due and payable.

         The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

         Demand, presentment, protest and notice of nonpayment and protest are hereby waived by each Borrower.

         This Note is issued in substitution for and replacement of, but not in payment of the Secured Promissory Note of Borrowers dated October 30, 1998, payable to the order of Lender in the original principal amount of $6,000,000.00.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

RAMSAY HEALTH CARE, INC.
RAMSAY YOUTH SERVICES, INC.
BETHANY PSYCHIATRIC HOSPITAL, INC.
BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
HAVENWYCK HOSPITAL, INC.
H. C. CORPORATION
HSA HILL CREST CORPORATION
HSA OF OKLAHOMA, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
RAMSAY EDUCATIONAL SERVICES, INC.
RAMSAY LOUISIANA, INC.
RAMSAY MANAGED CARE, INC.
RAMSAY YOUTH SERVICES OF ALABAMA, INC.
RAMSAY YOUTH SERVICES OF FLORIDA, INC.
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC.
RHCI SAN ANTONIO, INC.
TRANSITIONAL CARE VENTURES, INC.
TRANSITIONAL CARE VENTURES (TEXAS), INC.

By:      __________________________________

Name:    __________________________________

Its:     __________________________________